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                                                                    EXHIBIT 23.1



                     CONSENT OF JACKSON & WALKER, L.L.P.


The Board of Directors
Medical Alliance, Inc.

         We hereby consent to the use in this Registration Statement on Form S-1 of the references made to our firm herein, in particular to the section captioned "Legal Matters."



                                                    /s/ Jackson & Walker, L.L.P.


Dallas, Texas
September 11, 1996